UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 1, 2010

DELMARVA POWER & LIGHT COMPANY
(Exact name of registrant as specified in its charter)

Delaware and Virginia	001-01405	51-0084283
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 King Street, P.O. Box 231, Wilmington, DE	19899
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(202) 872-2000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Delmarva Power & Light Company
Form 8-K

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On April 1, 2010 (the “Closing Date”), Delmarva Power & Light Company (the “Company”) completed a tax-exempt bond financing in which The Delaware Economic Development Authority (“DEDA”) issued and sold $78,400,000 aggregate principal amount of its Gas Facilities Refunding Revenue Bonds (Delmarva Power & Light Company Project) Series 2010 due February 1, 2031 (the “Bonds”).  The entire $78,400,000 of proceeds from the issuance of the Bonds were loaned by DEDA to the Company pursuant to a Loan Agreement, dated as of April 1, 2010, between DEDA and the Company (the “Loan Agreement”).  The Company’s payment obligations under the Loan Agreement correspond to the payments of principal, premium, if any, and interest when and as due on the Bonds.  The Bonds bear interest at the fixed rate of 5.40% per annum, payable each February 1 and August 1, commencing August 1, 2010.  Beginning on August 1, 2020, the Bonds are subject to optional redemption at the direction of the Company, in whole or in part, at a redemption price equal to the principal amount thereof, plus accrued interest, if any, to the redemption date.

The Company intends to use the proceeds of the Bonds to effect the redemption of all outstanding amounts of the following series of tax-exempt bonds previously issued by DEDA (such bonds collectively are referred to as the “Prior Bonds”):

(i)	$11,150,000 aggregate principal amount of Exempt Facilities Refunding Revenue Bonds (Delmarva Power & Light Company Project) Series 2000A;

(ii)	$27,750,000 aggregate principal amount of Exempt Facilities Refunding Revenue Bonds (Delmarva Power & Light Company Project) Series 2000B;

(iii)	$20,000,000 aggregate principal amount of Exempt Facilities Refunding Revenue Bonds (Delmarva Power & Light Company Project) Series 2001A;

(iv)	$4,500,000 aggregate principal amount of Exempt Facilities Refunding Revenue Bonds (Delmarva Power & Light Company Project) Series 2001B; and

(v)	$15,000,000 aggregate principal amount of Exempt Facilities Refunding Revenue Bonds (Delmarva Power & Light Company Project) Series 2002A.

In 2008, the Company purchased all of the Prior Bonds and is the current holder of the Prior Bonds.  Accordingly, the Company will receive the proceeds from the redemption of the Prior Bonds and intends to use such proceeds for general corporate purposes.

Delmarva Power & Light Company
Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELMARVA POWER & LIGHT COMPANY
Date:	April 1, 2010	/s/ A. J. KAMERICK
Name: Anthony J. Kamerick Title: Senior Vice President and Chief Financial Officer